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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    April 8, 2002
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                       GLOBAL REALTY MANAGEMENT GROUP, Inc
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             (Exact name of registrant as specified in its charter)

Florida                          0-30291                     65-0735872
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(State or other jurisdiction     (Commission File Number)    (IRS Employer
 of incorporation)                                           Identification No.)

         16825 NORTHCHASE DRIVE, SUITE 630 HOUSTON, TEXAS 77060
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         (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:    (281) 877-9700
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             1221 BRICKELL AVENUE, SUITE 900, MIAMI, FLORIDA 33131
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          (Former name or former address, if changed since last report)

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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         See Item 2.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         MERGER WITH EXCALIBUR HOLDINGS, INC. On April 8, 2002, GRMG Acquisition Corp., a Texas corporation and our wholly owned subsidiary, merged with and into Excalibur Holdings, Inc., a Texas corporation. As a result of the Excalibur merger, each outstanding share of Excalibur common stock was converted into one
(1) share of our common stock, each outstanding share of Excalibur Series A preferred stock was converted into one (1) share of our Series A preferred stock, and each outstanding share of Excalibur Series B preferred stock was converted into one (1) share of our Series B preferred stock, and the outstanding shares of GRMG Acquisition Corp. were converted into one hundred shares of Excalibur, making Excalibur our wholly owned subsidiary. In total, we issued 11,633,699 shares of common stock, 1,000,000 shares of Series A preferred stock, and 806,000 shares of Series B preferred stock to the Excalibur shareholders pursuant to the merger. Each share of Series A and Series B preferred stock are convertible into one (1) share of our common stock. We intend to amend our articles of incorporation to change our name to "Excalibur Industries, Inc.".

         THE BUSINESS OF EXCALIBUR

         Excalibur is a consolidated group of steel fabrication and manufacturing companies focused in the power generation, aerospace, and petrochemical industries markets. Excalibur's four subsidiaries possess synergistic core strengths allowing it to pursue high margin sales and growth opportunities while obtaining balance from diverse customer bases and business cycles. Excalibur currently employs over 230 people in operations in Tulsa, Oklahoma and Magnolia, Texas, with over 300,000 square feet of manufacturing facilities. Excalibur's four subsidiaries are Excalibur Steel, Excalibur Aerospace d.b.a. AeroWeld, Excalibur Services and Shumate Machine Works.

         EXCALIBUR STEEL fabricates structural steel on a high volume basis. It has a base of long-term customers, and it operates in what we believe to be an expanding market. Excalibur Steel focuses on manufacturing components for power generation, distribution, and transmission for large corporations such as General Electric Power Systems. Excalibur Steel's customers include J&G Steel, Woolslayer, BTI and KCI.

         EXCALIBUR AEROSPACE d.b.a. AeroWeld designs and manufactures military and civil aircraft training devices. These products include flight simulators, counter-terrorist forced-door entry trainers, hostage rescue simulators, emergency evacuation trainers, and pilot flight training devices built to the needs of the commercial airlines, military, defense contractors, and law enforcement. Excalibur Aerospace's expertise includes close tolerance machining, specialty fabrication, and engineering design. Excalibur Aerospace has manufactured and installed a full-scale Boeing airline cabin mock-up for the Federal Bureau of Investigation (FBI) which is now used for counter-terrorism and hostage rescue training at its facility in Quantico, Virginia. Excalibur Aerospace is a leading sub-contractor for Berkshire Hathaway's Flight Safety International, a leading flight simulator training company. Excalibur Aerospace builds the hardware and motion systems for Boeing and Airbus simulators for

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pilot simulation training. Excalibur Aerospace is also a supplier to commercial airlines and airframe manufacturers such as Airbus. Historically, Excalibur Aerospace achieved these results mainly through referral marketing without a dedicated sales force. Excalibur will seek to add a technically trained sales force at the Excalibur Aerospace subsidiary to increase sales. To that end, Excalibur Aerospace has recently recruited a business development manager with industry experience. Customers of Excalibur Aerospace include the FBI, Flight Safety International, Singapore Airlines, Korean Airlines, American Airlines, Northwest Airlines, Delta and the US military and government.

         EXCALIBUR SERVICES fabricates and manufactures pressure vessels, heat exchangers, and structural components for the petrochemical and power generation industries. Excalibur Services is code certified by the American Society of Mechanical Engineers (ASME). Excalibur Services began operations in November 2001 when Excalibur purchased selected equipment and inventory from RedHawk Industries in Tulsa, Oklahoma. The Excalibur management team hired key employees, solicited customers and built a niche in this market sector. Target markets for Excalibur Services include refineries, power plants and pulp paper plants. As an ASME certified company, Excalibur Services provides complementary services to other divisions of Excalibur that such divisions were formerly outsourced. Current customers of Excalibur Services include BDT Engineering, Braden Manufacturing, Phillips Petroleum and AES Corporation.

         SHUMATE MACHINE WORKS specializes in providing close tolerance machining of discreet parts and entire product assemblies for the oil and gas industry. Shumate has a diverse customer base, including BHI-Inteq Enventure, a Halliburton and Shell joint venture, Oceaneering Intervention Engineering, Texas Oil Tools and Canrig Drilling Technology. This subsidiary employs 30 people at a 50,000-square foot plant in Magnolia, Texas, outside of Houston. Shumate's facility features exceptional capabilities for large diameter precision machining, with 95% of all processes being computer-numeric controlled (CNC). The founder and former president, Larry Shumate, will continue to manage the business as Vice President of Business Development.

         OUR DIRECTORS AND EXECUTIVE OFFICERS

         As a result of the merger, our former directors and executive officers have resigned, and we have appointed the following persons as directors and executive officers:

         WILLIAM S.H. STUART is the Chairman of the Board and our Chief Executive Officer. Mr. Stuart was a co-founder of Excalibur and has been involved with all of its acquisitions. From August 1998 to December 2000, Mr. Stuart served as Chairman and Chief Executive Officer of HTE8, a Houston, Texas based privately held wireless Internet service provider. From April 1992 to March 1998, he served as Chairman, Chief Executive Officer and President of Bluegate Systems, Inc., a privately held full service network integration company located in Houston, Texas. In April 1998, Bluegate sold to EqualNet Inc., a Nasdaq small cap company, where Mr. Stuart served as Vice President from April 1998 to August 1998. Prior to that, Mr. Stuart served as Vice President and General Manager of MultiNet, Inc., from 1990 to 1992, which was a privately held systems integration firm located in Houston, Texas.

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         MATTHEW C. FLEMMING is a Director and our Chief Financial Officer,
Treasurer, Secretary, and Executive Vice-President. Mr. Flemming was a co-founder of Excalibur and has been involved with all of its acquisitions. From June 1999 to March 2001, he served as Chief Executive Officer of WorldByNet, Inc. a Houston, Texas based privately held Internet start-up company. From January 1994 to May 1999, Mr. Flemming served as Chief Executive Officer of FARO Pharmaceuticals, Inc., a privately held specialty products company. From May 1991 to December 1993, he was a Series 7 licensed financial advisor with Eppler, Guerin and Turner, the largest regional investment banking firm in the Southwest at that time. Mr. Flemming received a Bachelor of Arts in Finance from the University of Houston.

         DWAYNE C. LEWIS is a Director and our Chief Operating Officer. Mr. Lewis was the founder, owner, and Chief Executive Officer of Excalibur Steel since its inception in 1997. Prior to founding Excalibur Steel, Mr. Lewis was the Chief Field Engineer at Osborn Engineering from 1993 to 1997, where he oversaw all aspects of the design process and field implementation services. Mr. Lewis received a Bachelor of Science in Civil Engineering from Alberta University.

         AUBREY EARL SWIFT is a Director. Mr. Swift is the founder of Swift Energy Company, whose shares of common stock are traded on the New York Stock Exchange, and he has served as the Chairman of its board of directors since its founding in 1979. Mr. Swift also served as Swift Energy's Chief Executive Officer until May 2001. From 1962 to 1979, Mr. Swift was employed by affiliates of American Natural Resources Company, serving his last three years as vice president of Exploration and Production for the Michigan-Wisconsin Pipeline Company and American Natural Gas Production Company. From 1955 to 1961, Mr. Swift was employed by Humble Oil Company, a predecessor of Exxon U.S.A. Mr. Swift received a Bachelor of Science degree in petroleum engineering from the University of Oklahoma, a Juris Doctor from South Texas College of Law, and a Masters of Business Administration from the President/Key Executive Program at Pepperdine University.

         FRANCIS X. MARSHIK is a Director. Mr. Marshik retired in 1986 from M.W. Kellogg, an engineering, construction, and fabrication company, where he served as its Senior Vice President of Global Business Development since 1980. From 1974 to 1980, Mr. Marshik was Commercial Vice President of M.W. Kellogg in London, and from 1968 to 1972, he was the head of the Far East as General Manager of Japan. From 1950 to 1966, Mr. Marshik held various positions at
C.F. Braun, an engineering company. He received a Bachelor of Science from Oregon State University.

         W. DONALD PARR is a Director. Mr. Parr currently serves as a financial advisor with UBS PaineWebber Securities, Inc., where he has served since 1995. >From 1991 to 1995, Mr. Parr was a principal at Parr Consulting Group, where he advised clients on mergers and acquisitions, strategic planning, and capital markets matters. From 1987 to 1991, Mr. Parr served as chief financial officer and a director of NTS Corp., a real estate development and management company. >From 1981 to 1987, he served as chief financial officer and a director of General Homes Corporation, a home building company whose common stock trades on the New York Stock Exchange at that time. Mr. Parr has been a member of the Board of Arbitrators, NASD Regulation, Inc. since 1997. He received his Bachelor of Science in Accounting and Economics and his Masters in Business Administration in Finance from American University.

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         G. ROSS BROWN is our Vice President of Operations. Mr. Brown has over
20 years of experience devoted to computer radio frequency networking, factory-floor and inventory management processes, enterprise manufacturing strategies, and supply chain management. From 1976 to 2001, he was with G. Ross Brown Companies serving as President of this Tulsa, Oklahoma based consulting company. From 1971 to 1976 he was Executive Vice President with Prewitt Engineering Consultants Mr. Brown received a Bachelor of Arts degree from Tokyo Westmar University.

         DR. DAVID RAINS is our Vice President of Marketing. From 1999 to 2001, Mr. Rains served as vice president of business development for HTE8, a Houston, Texas based privately-held wireless Internet service provider. From 1994 to 1998, he served as Chief Operating Officer for Publishers Discount Warehouse, a privately-held direct marketing company with over 100 employees. From 1986 to 1994, Dr. Rains served as an independent consultant, providing consulting services for designing management information systems. From 1994 to 1996, Dr. Rains served on the Customer Advisory Board for Sprint Communications. He received a Doctor of Musical Arts degree from the University of Texas at Austin and Bachelor's and Master's degrees from Baylor University, where he was a National Merit Scholar.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Not applicable.

ITEM 5.  OTHER EVENTS.

         Not applicable.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         Not applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial statements of businesses acquired.
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                  The financial statements required by Item 310(c) of Regulation
S-B in connection with the acquisition of Excalibur described above will be provided by an amendment to this report filed within 60 days of the date hereof.

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         (b)      Pro forma financial information.
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                  The pro forma financial information required by Item 310(d) of
Regulation S-B with the acquisition of Excalibur described above will be provided by an amendment to this report filed within 60 days of the date hereof.

         (c)      Exhibits.
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                  2.1 Agreement and Plan of Merger made and entered into as of
March 21, 2002 by and between Global Realty Management Group, Inc., GRMG Acquisition Corp., Excalibur Holdings, Inc., and Michael D. Farkas.

ITEM 8.  CHANGE IN FISCAL YEAR.

         We have determined to change our fiscal year from ending on June 30 of each year to ending on December 31 of each year. We will file a transition report on Form 10-KSB.

ITEM 9.  REGULATION FD DISCLOSURE.

         Not applicable.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GLOBAL REALTY MANAGEMENT GROUP, INC.
                                    (Registrant)

Date:  April 22, 2002               By: /s/   Matthew C. Flemming
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                                    Matthew C. Flemming, Chief Financial
                                    Officer, Treasurer, Secretary and Executive
                                    Vice President

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